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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: April 29, 1998
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                         THE GENLYTE GROUP INCORPORATED
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        0-16960              22-2584333
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(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)       Identification No.)


  2345 Vauxhall Road, Union, New Jersey                             07083
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code (908) 964-7000
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         (Former name or former address, if changed since last report.)

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Item 5. OTHER EVENTS.

     On April 29, 1998, The Genlyte Group Incorporated issued a press release in the form attached hereto as Exhibit 99 containing the information set forth therein and incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         THE GENLYTE GROUP INCORPORATED


Dated: April 29, 1998                    By: /s/ LARRY K. POWERS
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                                             Larry K. Powers
                                             President

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                                    EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION                     PAGE NO.
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   99                         Press release
                              dated April 29,
                              1998 issued by
                              the Registrant